UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)		January 24, 2002
POTOMAC ELECTRIC POWER COMPANY (Exact name of registrant as specified in its charter)
District of Columbia and Virginia (State or other jurisdiction of incorporation)	1-1072 (Commission File Number)	53-0127880 (I.R.S. Employer Identification No.)
701 Ninth Street, N. W., Washington, D. C (Address of principal executive offices		20068 (Zip Code)
Registrant's telephone number, including area code		(202) 872-3526
(Former Name or Former Address, if Changed Since Last Report)

                                                                                                                                                                        PEPCO
                                                                                                                                                                        Form 8-K
Item 5.	Other Events. Exhibit 99, attached hereto, is hereby incorporated by reference.
Item 7.	Financial Statements and Exhibits.
(c) Exhibits
	Exhibit No.	Description of Exhibit	Reference
	99	Press Release of Potomac Electric Power Company dated as of January 24, 2002.	Filed herewith.

                                                                                       Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                            Potomac Electric Power Company
                                                                                                                                  (Registrant)

                                                                                                          By:               A. W. WILLIAMS
                                                                                                                             Andrew W. Williams
                                                                                                                       Senior Vice President and
                                                                                                                         Chief Financial Officer

January 24, 2002
      DATE

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